Investors Research Fund

                       Supplement dated September 28, 2001
                                     to the
                         Prospectus dated April 30, 2001

After a careful review of all options available for the continued operation of the Investors Research Fund, the Board of Trustees of the Fund has determined that the shareholders' interests are best served by an orderly liquidation of the Fund. The Board has set a final liquidation date for the Fund of September 27, 2001.